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                                                                   Exhibit 10.14

                              INDEMNITY AGREEMENT

THIS AGREEMENT made this 14 day of February, 1995, between Tuboscope Vetco
                         --
International Corporation, a Delaware corporation ("Company"), and _____________ ________________________________ ("Indemnitee").

WHEREAS. the Company and Indemnitee desires that Indemnitee serve or continue to serve as a director and/or officer of the company; and

WHEREAS, the Company desires and intends hereby to provide indemnification (including advancement of expenses) against any and all liabilities asserted against Indemnitee to the fullest extent permitted by the General Corporation Law of the State of Delaware, as it presently exists and as it may from time to time be expanded.

NOW THEREFORE,

WITNESSETH:

THAT for and in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

     1.   Continued Service. Indemnitee will serve or continue to serve, at the
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will of the Company or under separate contract, if such exists, as a director
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and/or officer so long as he is duly elected and qualified in accordance with the Bylaws of the Company or until he tenders his resignation. If Indemnitee is an employee of the Company, nothing herein shall change such employee's status as an employee at will.

      2.  Definitions. For purposes of this Agreement, the following definitions
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apply herein:

          (a) The term "Proceeding* shall include any threatened, pending or completed action, suit or proceeding, whether brought in the name of the Company or otherwise and whether of civil, criminal, administrative or investigative nature including, but not limited to, actions, suits, or proceedings brought under or predicated upon the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or their respective state counterparts or any rule or regulation promulgated thereunder, in which Indemnitee may be or may have been involved as a party or otherwise, by reason of any action taken by him or any inaction on his part while acting as a director, officer, employee or agent of the Company at any time, including prior to the date of this Agreement, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise at any time, including prior to the date of this Agreement, whether or not he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.
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          (b) The term "Expenses-includes, without limitation, expenses of investigation, judicial or administrative proceedings or appeals, amounts paid in settlement by or on behalf of or appeals, amounts paid in settlement by or on behalf of Indemnitee, attorneys' fees and disbursements and any expenses of establishing a right to indemnification under Section 4 of this Agreement. but shall not include the amount of judgments, fines or penalties actually levied against Indemnitee.

          (c) References to "other enterprises" shall include the Employee Stock Ownership Plan and related trust, the Administrative Committee with respect to such Plan mid trust, other employee benefit plans, and civil, non-profit or charitable organizations, whether or not incorporated;

          (d) References to "fines" shall include, without limitation, any excite taxes assessed on Indemnitee with respect to any employee benefit plan;

          (e) References to "serving at the request of the Company" shall include any service at the request or with the express or implied authorization of the Company, as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to a corporation, partnership, joint venture, trust or other enterprise, its participants or beneficiaries; and if Indemnitee acted in good faith and In a manner he reasonably believed to be in the interest of the participants and beneficiaries of such other enterprises, he shall be deemed to have acted in a manner "not opposed to the best interest of the Company" as referred to in this Agreement; and

          (f) References to a "change of control" shall include any change in the ownership of a majority of the capital stock of the Company or in the composition of a majority of the members of the board of directors of the Company.

      3.  Indemnification. The Company shall indemnify Indemnitee as follows:
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          (a) The Company shall indemnify Indemnitee when he is a party or is threatened to be made a party to or otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Company to procure a judgment in its favor) by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, Mist or other enterprise, against all Expenses, judgments, fines, penalties and amounts paid in Settlements actually and reasonably incurred by him or on his behalf In connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of such Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of Itself, create a presumption that Indemnitee failed to act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had reasonable cause to believe that his conduct was unlawful.

          (b) The Company shall indemnify Indemnitee when he is a party or is threatened to be made a party to or otherwise Involved in any proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against all Expenses, judgments, fines and penalties, actually and reasonably incurred by him or on his behalf in connection with the defense or settlement of such Proceeding if he acted in good faith and in a manner which

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he reasonably believed to be in or not opposed to the best interests of the Company, and except that no indemnification pursuant to this Agreement shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of die case, Indemnitee is fairly and reasonably entitled to indemnification for such expenses which the Court of Chancery or such other court shall deem proper.

          (c) Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee hits been successful on the merits or otherwise, in defense of any Proceeding or in defense of any claim, issue or matter therein, including the dismissal of an action with prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

          (d) Any indemnification under paragraphs (a) and (b) of this Section 3 (unless ordered by a court) shall be made by the Company only as authorized in the specific cast upon a determination (in accordance with Section 4 hereof) that indemnification of Indemnitee is proper in the circumstances because, he has met the applicable standard of conduct set forth in paragraphs (a) and (b) of this Section 3. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such Proceeding or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

          (a) Expenses incurred by Indemnitee In defending a Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding as authorized (in accordance with Section 5 hereof) by the board of directors in the specific case upon receipt of an undertaking by or on behalf of Indemnitee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Company under this Agreement or otherwise.

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         (f) The right to indemnification and advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any statute, bylaw, insurance policy. agreement, vote of stockholders or disinterested directors or otherwise, both as to action in this official capacity and as to action in another capacity while holding such office, and shall continue after Indemnitee has ceased to be a director, officer, employee or agent and shall inure to the benefit of his heirs, executors and administrators.

     4.  Determination of Right to Indemnification. For purposes of making the
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determination in a specific case under paragraph (d) of Section 3 hereof whether to make indemnification, the board of directors, independent legal counsel or stockholders, as the case may be, shall make such determination in accordance with the following procedure:

         (a) Indemnitee may submit to the board of directors a sworn statement of request for indemnification substantially in the form of Exhibit A attached hereto and made a part hereof ("Indemnification Statement") averring that he has met the applicable standard of conduct set forth in paragraphs (a) and (b) of
Section 3 hereof, or that he is otherwise entitled to indemnification under paragraph (c) of Section 3 hereof; and

         (b) Submission of the Indemnification Statement to the board of directors requesting indemnification pursuant to paragraphs (a) or (b) of
Section 3 hereof shall create a rebuttable presumption that Indemnitee is entitled to indemnification under this Agreement, and the board of directors, independent legal counsel or stockholders, as the case may be, shall within thirty (30) days after submission of the Indemnification Statement specifically determine that Indemnitee is so entitled, unless it or they shall possess clear and convincing evidence to rebut the presumption that Indemnitee has met the applicable standard of conduct set forth in paragraph (a) or (b) of Section 3 hereof, which evidence shall be disclosed to Indemnitee with particularity in a sworn written statement. signed by all persons who participated in the determination and voted to deny indemnification.

         (c) Upon submission of the Indemnification Statement to the board of directors requesting indemnification pursuant to paragraph (c) of Section 3 hereof, Indemnitee shall be entitled to receive indemnification under this Agreement provided that all information contained in the Indemnification Statement is accurate and correct.

     5.  Authorization of Advancement of Expenses. For purposes of determining
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whether to authorize advancement of Expenses in a specific case pursuant to paragraph (e) of Section 3 hereof, the board of directors shall make such determination in accordance with the following procedure:

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         (a) Indemnitee may submit to the board of directors a sworn statement
Of request for advancement of Expenses substantially in the form of Exhibit B attached hereto and made a part hereof ("Undertaking"), averring that (i) he has reasonably incurred or will reasonably incur actual Expenses in defending a civil or criminal Proceeding, and (ii) he undertakes to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Company under this Agreement or otherwise;

         (b) Upon receipt of the Undertaking, the board of directors shall within fourteen (14) days authorize immediate payment of the Expenses stated in the Undertaking.

     6.  Merger Consolidation or Change in Control. In the event that the
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Company shall be a constituent corporation in a consolidation or merger, whether the Company is the resulting or surviving corporation or is absorbed, or if there is a change in control of the Company as defined in Section 2 hereof, Indemnitee shall stand in the same position under this Agreement with respect to the resulting, surviving or changed corporation as he would have with respect to the Company if its separate existence had continued or if there had been no change in the control of the Company.

     7.  Partial Indemnification. If Indemnitee is entitled under any provision
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of this Agreement to indemnification by the Company for some or a portion of the
Expenses, judgments, fines or penalties actually and reasonably incurred by him in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines or penalties to which Indemnitee is entitled.

     8.  Attorneys' Fees. In the event that Indemnitee institutes any legal
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action to enforce his rights under, or to recover damages for breach of this
Agreement. Indemnitee, if he prevails in whole or in part, shall be entitled to recover from the Company all attorneys' fees and disbursements incurred by him.

     9.  Severability. If any provision of this Agreement or the application of
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any provision hereof to any person or circumstances is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected.

     10.  Governing Law. This Agreement shall be governed by and construed in
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accordance with the laws of the State of Delaware without regard to Its conflict of laws -rules.

     11.  Modifications Survival. This Agreement contains the entire agreement
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of the parties relating to the subject matter hereof. "is Agreement may be modified only by an instrument in writing signed by both parties hereto. The provisions of this Agreement shall survive the termination of Indemnitee's service as a director and/or officer of the Company.

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     12. Deposit of Funds In Trust. In the event that the Company decides to
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voluntarily dissolve or to file a voluntary petition for relief under applicable bankruptcy, moratorium or similar laws, then not later than ten (10) days prior to such dissolution or filing, the Company shall deposit in trust for the exclusive benefit of Indemnitee a cash amount equal to all amounts previously authorized to be paid to Indemnitee hereunder, such amounts to be used to discharge the Company's obligations to Indemnitee hereunder. Any amounts in such trust not required for such purpose shall be returned to the Company. This
Section 12 shall not apply to dissolution of the Company in connection with a transaction as to which Section 5 hereof applies.

     13.  Gender. Whenever the context requires, the gender of all words used
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herein shall include the masculine, feminine and neuter.

     14.  Amendments to the Delaware General Corporation Law. This Indemnity
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Agreement is intended to provide indemnity to the Indemnitee to the fullest extent allowed under Delaware law. Accordingly, to the extent permitted by law, in the event that the General Corporation Law of Delaware permits greater indemnity than the indemnity set forth herein, or if any amendment is made to the General Corporation Law of Delaware expanding the indemnity permissible under law, the indemnity obligations contained herein shall automatically be expanded, without the necessity of action on the part of any party, to the extent necessary to provide to the Indemnitee the fullest indemnity permissible under law.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement and set their seals as of the date first above written.


                                    TUBOSCOPE VETCO INTERNATIONAL
                                    CORPORATION

Attest:                                By:
       -------------------------       ------------------------------


                                    Name:
(Corporate Seal)

                                    Title:


                                    INDEMNITEE

                                      /s/
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                                  EXHIBIT "A"

                       Form of Indemnification Statement

In connection with my recent request for indemnification pursuant to that certain Indemnity Agreement dated, by and between Tuboscope Vetco International Corporation a Delaware corporation, and myself, I hereby swear that I have met the applicable standard of conduct set forth in Paragraphs (a), (b) and (c) of
Section 3 of such Indemnity Agreement.


                                       Signature:   ----------------------

                                       Printed Name:
                                                     ---------------------



SWORN to before me on this __ day of __________ ,199_.


                                       -------------------------------------
                                       Notary Public In and for the
                                       State of
                                               -----------------------------
                                       Name:
                                            --------------------------------
                                       My Commission Expires:
                                                             ---------------
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                                  EXHIBIT "B"

                     Form of Undertaking to Repay Expenses

In connection with my request for indemnification pursuant to that certain Indemnity Agreement dated _____________, by and between Tuboscope Vetco International Corporation, a Delaware corporation, and myself. I hereby swear that (i) I have reasonably incurred or will reasonably incur actual Expenses in defending a civil or criminal Proceeding, and (ii) I will repay such Expenses unless it is ultimately determined that I am not entitled to be indemnified by Tuboscope Vetco International Corporation under such Indemnity Agreement or otherwise.

SWORN to before me on this __ day of __________, 199_.


                                    ------------------------------------
                                    Notary Public in and for the
                                    State of
                                             ---------------------------
                                    Name:
                                         -------------------------------
                                    My Commission Expires:
                                                           -------------